Exhibit 10.45

                          READING & BATES CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT


         THIS AGREEMENT is made as of the date set forth on the signature page hereof, between Reading & Bates Corporation, a Delaware corporation (the "Company"), and Wayne K. Hillin (the "Participant"). Except as defined herein, capitalized terms shall have the same meaning ascribed to them under the 1995 Long Term Incentive Plan of Reading & Bates Corporation, as from time to time amended (the "Plan"). To the extent that any provision of this Agreement conflicts with the express terms of the Plan, it is hereby acknowledged and agreed that the terms of the Plan shall control and, if necessary, the applicable provisions of this Agreement shall be hereby deemed amended so as to carry out the purpose and intent of the Plan.

         1. Definitions. As used herein, the terms set forth below shall have the following respective meanings:

         (a)   "Cause"   means  Cause  as   defined  in  Company's  Personnel
   Policies and Procedures, in effect from time to time.

         (b) "Change of Control" means a Change of Control as defined in Paragraph 16 of this Agreement.

         (c) "Disability" means Disability as defined in the Company's Personnel Policies and Procedures, in effect from time to time.

         2. Award. In order to encourage the Participant's contribution to the successful performance of the Company, in consideration of the covenants and promises of the Participant herein contained, and subject to shareholder approval of the Plan, the Company hereby awards to the Participant as of December 5, 1995 (the "Date of Grant"), a total of 19000 shares of Common Stock, pursuant to the Plan, subject to the conditions and restrictions set forth below and in the Plan (the "Restricted Stock").

         3. Restrictions on Transfer. The shares of Restricted Stock granted hereunder to the Participant may not be sold, assigned, transferred, pledged or otherwise encumbered from the Date of Grant until said shares shall have become vested in the Participant (and restrictions terminated thereon) in accordance with the provisions of this Paragraph 3 or as otherwise provided in Paragraph 7 below. (The period of time between the Date of Grant and the vesting of shares of Restricted Stock shall be referred to herein as the "Restricted Period" as to those shares of stock.) The Participant shall become vested as to 100% of the total number of shares of Restricted Stock awarded hereunder on December 5, 1998; provided, however, that the Participant shall not be vested in shares of Restricted Stock which would be vested as of a given date if the Participant has not been continuously employed by the Company and its Affiliates from the date of this Agreement through such date, in which event all of the Participant's rights to such Restricted Stock shall terminate without any payment of consideration by the Company, and such Restricted Stock shall be returned to the Company and cancelled. The Restricted Period shall be subject to an earlier termination with respect to all or a portion of the Restricted Stock in accordance with the provisions of Paragraph 7 below.

         4.    No  Code Section 83(b)  Election.   The Participant  shall not
   make an election, under Code Section 83(b), to include an amount in income in respect of this Award of Restricted Stock.

         5. Sale of Restricted Stock. The Participant shall not sell Restricted Stock except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under such act.

         6. Escrow of Certificates. The certificates representing shares of Restricted Stock shall be registered in the name of the Participant on the Date of Grant and deposited, together with a stock power endorsed by the Participant in blank, with the Corporate Secretary of the Company during the Restricted Period. Each such certificate shall bear a legend as provided by the Company, conspicuously referring to the terms, conditions and restrictions described in the Plan and in this Agreement. Subject to the provisions of Paragraph 8 below, upon termination of the Restricted Period with respect to shares of Restricted Stock, a certificate representing such shares shall be delivered to the Participant as promptly as practicable following such termination.

         7.    Accelerated Vesting of Restricted Stock.

         (a)   Upon the first to occur of:

                     (i) a Change of Control that occurs after the Date of Grant; or

                     (ii) the termination of the Participant's employment due to (A) death or Disability, or (B) involuntary termination by the Company and all Affiliates for any reason other than Cause;

   the Restricted Period set forth in Paragraph 3 above shall terminate and the Participant's right to such Restricted Stock shall become vested and nonforfeitable and all restrictions thereon will terminate.
         (b) If the Participant's employment with the Company and all Affiliates terminate prior to the occurrence of a date set forth in Paragraph (a)(i) above for any reason other than death, disability, involuntary termination or resignation described in Paragraph (a)(ii) above, then all Restricted Stock awarded to the Participant that has not previously vested in accordance with Paragraph 3 above shall be forfeited whereupon the Corporate Secretary shall deliver to the Company the certificates representing such shares and the stock power previously deposited with the Corporate Secretary pursuant to Paragraph 6 above.

         8. Withholding of Taxes. No certificates representing the shares of Restricted Stock shall be delivered to the Participant by the Company upon the expiration of the Restricted Period unless the Participant (or Beneficiary, as defined in Paragraph 10 below) remits to the Company the amount of all federal, state and other governmental withholding tax requirements imposed upon the Company with respect to the issuance of such shares or unless provisions to so pay such withholding requirements have been made to the satisfaction of the Committee. Subject to Committee approval, the Participant (or Beneficiary) may elect, at least thirty (30) days (or such other period as the Committee may prescribe) prior to the vesting of such Restricted Stock, to satisfy such withholding requirements by having the Company withhold shares otherwise deliverable hereunder to the Participant (or Beneficiary) having a Fair Market Value on the date such shares became vested equal to the amount necessary to satisfy such withholding tax requirements. Any election to have shares withheld to satisfy the withholding tax requirements shall be made at such time and in such manner as the Committee shall prescribe. Appropriate withholding may also be deducted from the payment of any cash dividends with respect to such shares of Restricted Stock during the Restricted Period, to the extent necessary to satisfy any withholding tax requirements applicable thereto.

         9. Beneficiary Designations. The Participant shall file with the Human Resources Department of the Company a designation of one or more beneficiaries (each a "Beneficiary") to whom shares otherwise due the Participant shall be distributed in the event of the death of the Participant while in the employ of the Company or an Affiliate. The Participant shall have the right to change the Beneficiary or Beneficiaries from time to time; provided, however, that any change shall not become effective until received in writing by the Corporate Secretary of the Company. If any designated Beneficiary survives the Participant but dies before receiving all of his benefits hereunder, any remaining benefits due him shall be distributed to the deceased Beneficiary's estate. If there is no effective Beneficiary designation on file at the time of the Participant's death, or if the designated Beneficiary or Beneficiaries have all predeceased such Participant, the payment of any remaining benefits shall be made to the Participant's estate.

         10. Limitation of Rights. Nothing in this Agreement or the Plan shall be construed to:

         (a) give the Participant any right to be awarded any further restricted stock other than in the sole discretion of the Committee;

         (b) give the Participant or any other person any interest in any fund or in any specified asset or assets of the Company or any Affiliate; or

         (c) confer upon the Participant the right to continue in the employment or service of the Company or any Affiliate, or affect the right of the Company or any Affiliate to terminate the employment or service of the Participant at any time or for any reason.

         11. Prerequisites to Benefits. Neither the Participant, nor any person claiming through the Participant, shall have any right or interest in the Restricted Stock awarded hereunder, unless and until all the terms, conditions and provisions of this Agreement and the Plan which affect the Participant or such other person shall have been complied with as specified herein.

         12. Rights as a Stockholder. Subject to the limitations and restrictions contained herein, the Participant (or Beneficiary) shall have all rights as a stockholder with respect to the shares of Restricted Stock once such shares have been registered in his name hereunder.

         13. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Participant, the Company and their respective successors and assigns (including personal representatives, heirs and legatees).

         14.   Governing  Law.     This  Agreement  shall  be   governed  by,
   construed and enforced in accordance with the laws of the State of Delaware.

         15.   Gender and Number.   Whenever the context requires or permits,
   the gender and number of words shall be interchangeable.

         16. Change of Control. For the purpose of this Agreement, a "Change of Control" shall mean any "Person" , as such term is used in
   Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than (i) the Executive, (ii) the Company or any of its subsidiaries or Affiliates (as that term is defined in the Exchange Act), (iii) any Person subject, as of the date of this Agreement or at any prior time, to the reporting or filing requirements of Section 13(d) of the Exchange Act with respect to the securities of the Company or any Affiliate, (iv) any trustee or other fiduciary holding or owning securities under an employee benefit plan of the Company, (v) any underwriter temporarily holding or owning securities of the Company, or (vi) any corporation owned directly or indirectly by the current stockholders of the Company in substantially the same proportion as their then ownership of stock of the Company) becomes, after the date of this Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities.

         This Agreement is executed and delivered, in duplicate, pursuant to the Plan, the provisions of which are incorporated herein by reference.



   Dated:  ________________, 1996



   ATTEST:                             READING & BATES CORPORATION



                                       By:___________________________
___________________________
Secretary
                                       Its:  Vice President, Human Resources



___________________________
(Signature, Wayne K. Hillin)